Exhibit 10.4

PRIVATE PLACEMENT WARRANT PURCHASE AGREEMENT

THIS PRIVATE PLACEMENT WARRANT PURCHASE AGREEMENT, dated as of June 9, 2022 (as it may from time to time be amended, this “Agreement”), is entered into by and between Acri Capital Acquisition Corporation, a Delaware corporation (the “Company”), and Acri Capital Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

WHEREAS, the Company intends to consummate a public offering of the Company’s units (the “Public Offering”), each unit consisting of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per Share, as set forth in the Company’s registration statement on Form S-1(the “Registration Statement”) related to the initial public offering of the Company (the “Public Offering”);

WHEREAS, the Sponsor has agreed to purchase from the Company an aggregate of 4,790,000 warrants (the “Firm Private Warrants”) concurring with the closing of the Public Offering; and

WHEREAS, the Sponsor has further agreed to purchase from the Company up to 450,000 additional redeemable warrants (the “Additional Private Warrants” and, together with the Firm Private Warrants, the “Private Warrants”) if the over-allotment option in connection with the Public Offering is exercised.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

Section 1. Authorization, Purchase and Sale; Terms of the Private Warrants.

A. Authorization of the Private Warrants. The Company has duly authorized the issuance and sale of the Private Warrants to the Sponsor.

B. Purchase and Sale of the Private Warrants.

(i) As payment in full for the 4,790,000 Firm Private Warrants at a price of $1.00 per warrant being purchased under this Agreement, the Sponsor shall pay $4,790,000 (the “Purchase Price”), by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company, to the trust account (the “Trust Account”) at a financial institution to be chosen by the Company, maintained by Wilmington Trust, National Association, acting as trustee, at least one (1) business day prior to the date of effectiveness of the Registration Statement.

(ii) In the event that the over-allotment option is exercised in full or in part, the Sponsor shall purchase up to an additional 450,000 Additional Private Warrants at a price of $1.00 per warrant, in the same proportion as the amount of the over-allotment option that is exercised, and simultaneously with such purchase of Additional Private Warrants, as payment in full for the Additional Private Warrants being purchased hereunder, and at least one (1) business day prior to the closing of all or any portion of the over-allotment option, the Sponsor shall pay up to an aggregate amount of $450,000, by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company, to the Trust Account.

(iii) The closing of the purchase and sale of the Firm Private Warrants shall take place simultaneously with the closing of the Public Offering (the “Initial Closing Date”). The closing of the purchase and sale of the Additional Private Warrants, if applicable, shall take place simultaneously with the closing of all or any portion of the over-allotment option exercise (such closing date, together with the Initial Closing Date, the “Closing Dates” and each, a “Closing Date”). The closing of the purchase and sale of each of the Firm Private Warrants and the Additional Private Warrants shall take place at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, New York 10017, or such other place as may be agreed upon by the parties hereto.

C. Terms of the Private Warrants.

(i) Each Private Placement Warrant shall have the terms set forth in a Warrant Agreement to be entered into by the Company and a warrant agent on the effective date of the Registration Statement, in connection with the Public Offering (the “Warrant Agreement”).

(ii) At or prior to the time of the Initial Closing Date, the Company and the Sponsor shall enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant certain registration rights to the Sponsor relating to the Private Warrants and shares (the “Shares”) of Class A Common Stock issuable upon the exercise of the Private Warrants.

Section 2. Representations and Warranties of the Company. As a material inducement to the Sponsor to enter into this Agreement and purchase the Private Warrants, the Company hereby represents and warrants to the Sponsor (which representations and warranties shall survive the Closing Dates) that:

A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Registration Rights Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement, the Warrant Agreement and the Registration Rights Agreement have been duly authorized by the Company as of the Closing Dates. Each of this Agreement, the Warrant Agreement and the Registration Rights Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement, this Agreement will constitute valid and binding obligations of the Company, enforceable in accordance with their terms as of the Closing Dates, as the case may be.

(ii) The execution and delivery by the Company of this Agreement, Warrant Agreement and the Registration Rights Agreement and the issuance and sale of the Private Warrants and the fulfillment of, and compliance with, the respective terms hereof and thereof by the Company, do not and will not as of the Closing Dates (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the certificate of incorporation or the bylaws of the Company (in effect on the date hereof or as may be amended prior to completion of the contemplated Public Offering), or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C. Title to Securities.  Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Private Warrants will be duly and validly issued and the Shares issuable upon exercise of the Private Warrants will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Sponsor will have good title to the Private Warrants and the Shares issuable upon exercise of such Private Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Sponsor.

D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

Section 3. Representations and Warranties of the Sponsor. As a material inducement to the Company to enter into this Agreement and issue and sell the Private Warrants to the Sponsor, the Sponsor hereby represents and warrants to the Company (which representations and warranties shall survive the Closing Dates) that:

A. Organization and Requisite Authority. The Sponsor possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) This Agreement constitutes a valid and binding obligation of the Sponsor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by the Sponsor of this Agreement and the fulfillment of and compliance with the terms hereof by the Sponsor does not and shall not as of the Closing Dates conflict with or result in a breach by the Sponsor of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which the Sponsor is subject.

C. Investment Representations.

(i) The Sponsor is acquiring the Private Warrants and, upon exercise of the Private Warrants, the Shares issuable upon such exercise (collectively, the “Securities”), for such Sponsor’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii) The Sponsor acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

(iii) The Sponsor understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Sponsor’s compliance with, the representations and warranties of the Sponsor set forth herein in order to determine the availability of such exemptions and the eligibility of the Sponsor to acquire such Securities.

(iv) The Sponsor did not enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(v) The Sponsor has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Sponsor. The Sponsor has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Sponsor understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi) The Sponsor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Sponsor nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii) The Sponsor understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Sponsor understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after an initial business combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the certain requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act.

(viii) The Sponsor has such knowledge and experience in financial and business matters, knowledge of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Founders has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Sponsor can afford a complete loss of its investments in the Securities.

(ix) The Sponsor understands that the Securities shall bear the following legend and appropriate “stop transfer restrictions”:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LOCKUP PROVISIONS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF DURING THE TERM OF THE LOCKUP.”

Section 4. Conditions of the Sponsor’s Obligations. The obligations of the Sponsor to purchase and pay for the Private Warrants are subject to the fulfillment, on or before the Closing Dates, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of the Closing Dates as though then made.

B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Dates.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

D. Warrant Agreement and Registration and Shareholder Rights Agreement. The Company shall have entered into the Warrant Agreement and the Registration Rights Agreement on terms set forth in the Registration Statement.

Section 5. Conditions of the Company’s Obligations. The obligations of the Company to the Sponsor under this Agreement are subject to the fulfillment, on or before the Closing Dates, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Sponsor contained in Section 3 shall be true and correct at and as of the Closing Dates as though then made.

B. Performance. The Sponsor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Sponsor on or before the Closing Dates.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

D. Warrant Agreement and Registration Rights Agreement. The Company shall have entered into the Warrant Agreement and Registration Rights Agreement on terms set forth in the Registration Statement.

Section 6. Termination. This Agreement may be terminated at any time after ____, 2022 upon the election by either the Company or the Sponsor upon written notice to the other parties if the closing of the Public Offering does not occur prior to such date.

Section 7. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Closing Dates.

Section 8. Definitions. Terms used but not otherwise defined in this Agreement shall have the meaning assigned to such terms in the Registration Statement.

Section 9. Miscellaneous.

A. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement, other than assignments by the Sponsor to affiliates thereof.

B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need to contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the internal laws of the State of Delaware.

F. Amendments. This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

ACRI CAPITAL ACQUISITION CORPORATION

By:	/s/ “Joy” Yi Hua
Name:	“Joy” Yi Hua
Title:	Chairwoman and CEO

Sponsor:

ACRI CAPITAL SPONSOR LLC

By:	/s/ “Joy” Yi Hua
Name:	“Joy” Yi Hua
Title:	Manager

[Signature Page to the Private Warrant Purchase Agreement]